                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549




                                    FORM 8-K




                                 CURRENT REPORT




                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):         March 1, 2001
                                                 -------------------------------




                               INNOFONE.COM, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                     NEVADA
--------------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)


         0-31949                                    98-020313
-----------------------------         ------------------------------------------
  (Commission File Number)               (I.R.S. Employer Identification No.)



600 NORTH PINE ISLAND ROAD, SUITE 450, PLANTATION, FLORIDA              33324
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)



Registrant's telephone number, including area code:         (954) 315-0341
                                                    ----------------------------


                                (NOT APPLICABLE)
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

         Item 5.  Other Events.

         PETITION OF RECEIVING ORDER UNDER THE BANKRUPTCY & INSOLVENCY ACT OF CANADA REGARDING CANADIAN SUBSIDIARY.

         On March 5, 2001, Innofone.com, Inc. announced by means of a press release that its operating subsidiary, Innofone Canada Inc., was served with a Petition for a Receiving Order under the Bankruptcy & Insolvency Act of Canada on March 1, 2001. This petition was filed by Equinox Marketing Services, who operates our call center and our outbound telemarketing program. The press release, a copy of which is set forth as Exhibit 99.1 hereto, is incorporated herein by reference.

         Item 7.           Financial Statements and Exhibits

         The following exhibits are filed herewith:

         Exhibit No.

               99.1     Innofone.com, Inc. press release, dated March 5, 2001.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           INNOFONE.COM, INC.




Date: March 9, 2001                    By: /s/ Larry Hunt
                                           -----------------
                                           Larry Hunt
                                           President and Chief Executive Officer

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



Report Dated: March 1, 2001                      Commission File Number: 0-31949
              -------------                                              -------


                               INNOFONE.COM, INC.


                                  EXHIBIT INDEX


Exhibit No.


       99.1              Innofone.com, Inc. Press Release, dated March 5, 2001.